                                                                  Exhibit 10.12

                                 [Letterhead]


JULY 2, 1998

Mr. Tim Harrington
Able Oil Co.
344 Route 46 East
Rockaway, New Jersey 07866

Dear Tim:

Thank you for the order you placed today increasing the volume of our #2 oil storage deal. Please accept this letter as a summary of the transaction. Revised spreadsheet prices to follow.

- Quality and Quantity: Approximately 24,000 barrels (1,008,000 gal.) of NYMEX grade heating oil, summer specifications. All quantity measurements are on a net basis. (adjusted to 60 deg.F.)

-  Location: FOR Able's terminal

- Delivery timing: Barrels to be lifted at AMOCO, Carteret by Able's trucks during July.

- Sales timing and price: Able will purchase the oil during the delivery month on the following schedule:

       Nov.         3,000 Bbls.
       Dec.         5,000 Bbls.
       Jan.         6,000 Bbls.
       Feb.         6,000 Bbls.
       March        4,000 Bbls.
                   24,000 Bbls.


- Price: The price will be $.0325 under the delivery month. As an example, the oil you purchase for November, will be $.0325 under the November NYMEX print.

- Credit: Prepay, EFT. For barrels priced prior to the delivery month, an invoice will be issued on the first business day of the delivery month. For barrels priced during the delivery month, an invoice will be issued the day the barrels are priced. Upon receipt of funds, barrels will be book transferred to Able.

- MIECO will make the oil available at the rack at Amoco, Carteret, and Able will do the trucking to the terminal. MIECO and Able will enter into an exchange agreement where Able gives MIECO the same quantity and quality of oil in their tanks that MIECO gives at the truck rack.

- Able will give MIECO a no cost throughput at their terminal, and MIECO will file a UCC-1 on the inventory.

- MIECO, at its expense, will be allowed to send independent inspectors to the terminal to gauge the tanks.

I appreciate the opportunity to quote on this business.

Sincerely yours,

/s/ Bruce Shapiro
    Bruce Shapiro

                                   ABLE OIL


ABLE Oil
#2 OIL INTANK                  CONTRACT #80896
4,000 BBLS. FOR MARCH 1999 DELIVERY

Caption>

DATE             VOL        MERC    MERC$    DIFFERENTIALS                                   FINAL       INVENTORY
                           MONTH             CONTRACT     SPOT       TVM       ROLL          PRICE
----             ---     ---------  -----    --------    ------    ------     ------        -------      ---------

2-Jul            -4        MARCH
--------------------------------
2-Jul             4        MARCH   $.4695    ($.0325)                                       $.4370


                  0        CONTRACTS LEFT TO PRICE                            WTD AVG       $.4370


                             ABLE OIL


ABLE OIL
#2 OIL INTANK               CONTRACT #80896
10,000 BBLS. FOR FEBRUARY 1999 DELIVERY





DATE     VOL      MERC     MERC$    DIFFERENTIALS                         FINAL           INVENTORY
                 MONTH              CONTRACT      SPOT     TVM    ROLL    PRICE

         -4       FEB               ($.0200)
16-Jun    2       FEB      $.4715   ($.0200)                              $.4515
24-Jun    2       FEB      $.4840   ($.0200)                              $.4640
 2-Jul   -6     CONTRACT CHANGE
 2-Jul    6       FEB      $.4670   ($.0325)                              $.4345

          0     CONTRACTS LEFT TO PRICE                           WTD AVG $.4438



                                   ABLE OIL



ABLE Oil

#2 OIL INTANK                 CONTRACT # 80896
10,000 BBLS. FOR JANUARY 1999 DELIVERY

DATE     VOL    MERC    MERC$    DIFERENTIALS                     FINAL   INVENTORY
               MONTH               CONTRACT   SPOT   TVM   ROLL   PRICE

         -4     JAN                ($.0200)
16-Jun    2     JAN     $.4615     ($.0200)                       $.4415
24-Jun    2     JAN     $.4760     ($.0200)                       $.4560
 2-Jul   -6   CONTRACT CHANGE
 2-Jul    6     JAN     $.4610     ($.0325)                       $.4285

          0   CONTRACTS LEFT TO PRICE                     WTD AVG $.4366

                                    ABLE OIL

ABLE OIL
#2 OIL INTANK                      CONTRACT#80896
8,000 BBLS. FOR DECEMBER DELIVERY
  DATE     VOL   MERC    MERC$   DIFFERENTIALS                          FINAL   INVENTORY
                 MONTH           CONTRACT    SPOT      TVM       ROLL   PRICE
           -3     DEC            ($0.200)
 16-Jun     2     DEC    $.4485  ($.0200)                               $.4285
 24-Jun     1     DEC    $.4660  ($.0200)                               $.4460
 2-Jul     -5     CONTRACT CHANGE
 2-Jul      5     DEC    $.4510  ($.0325)                               $.4185
                  CONTRACTS LEFT TO PRICE
            0                                                  WTD AVG  $.4244      *

                                    ABLE OIL

ABLE OIL
#2 OIL INTANK                      CONTRACT# 80896
4,000 BBLS. FOR NOVEMBER DELIVERY
  DATE     VOL   MERC    MERC$   DIFFERENTIALS                          FINAL   INVENTORY
                 MONTH           CONTRACT    SPOT      TVM       ROLL   PRICE
           -1     NOV            ($0.200)
 16-Jun     2     NOV    $.4340  ($.0200)                               $.4140
 2-Jul     -3     CONTRACT CHANGE
 2-Jul      3     NOV    $.4375  ($.0325)                               $.4050
            0     CONTRACTS LEFT TO PRICE                      WTD AVG  $.4050      *